INTANGIBLE ASSETS , NET	12 Months Ended
Dec. 31, 2019
INTANGIBLE ASSETS , NET
INTANGIBLE ASSETS , NET

8.   INTANGIBLE ASSETS , NET

	As of December 31,
	2018	2019
	(HK$ in thousands)
Gross carrying amount
Computer software	1,161	6,328
License	—	2,000
Trading right	1,000	1,000
Golf membership	687	678
Total of gross carrying amount	2,848	10,006

Less: accumulated amortization
Computer software	(804)	(1,647)
Trading right	(500)	(500)
Golf membership	(133)	(166)
Total of accumulated amortization	(1,437)	(2,313)
Intangible assets, net	1,411	7,693

Amortization expenses on intangible assets which are included in research and development expenses, selling and marketing expense and general and administrative expenses in the consolidated statements of comprehensive (loss)/income for the years ended December 31, 2017, 2018 and 2019 were HK$302 thousand, HK$315 thousand and HK$900 thousand, respectively.